Exhibit 99.1

Gores Holdings IV Announces Special Stockholder Meeting

to Approve Business Combination

- Special Meeting to be held on January 20, 2021

- Stockholders are Encouraged to Submit Their Vote Prior to the Special Meeting

December 17, 2020 02:30 PM Eastern Standard Time

LOS ANGELES—(PRNewswire)—Gores Holdings IV, Inc. (NASDAQ: GHIV, GHIVU and GHIVW) (the “Company”), a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, today announced that the Company has filed a definitive proxy statement with the SEC in connection with the previously announced business combination with United Wholesale Mortgage, LLC (“UWM”) (the “Business Combination”). The Company will hold a Special Meeting in lieu of the Company’s 2021 Annual Meeting of Stockholders via live webcast at https://www.cstproxy.com/goresholdingsiv/2021, on January 20, 2021 at 9:00 a.m. Eastern Time (the “Special Meeting”). The definitive proxy statement contains important information about the Business Combination and the other matters to be voted upon at the Special Meeting.

The filing of the definitive proxy statement is an important step in UWM becoming a publicly traded company, with the goal of being listed on the New York Stock Exchange under the symbol “UWMC.” The Business Combination is expected to close shortly after the Special Meeting, subject to receipt of regulatory and stockholder approvals, and other customary closing conditions.

Notice of the Special Meeting, together with the definitive proxy statement relating to the Special Meeting, will be mailed to stockholders of record as of the close of business on December 15, 2020 (the “Record Date”).

About Gores Holdings IV, Inc.

Gores Holdings IV is a special purpose acquisition company sponsored by an affiliate of The Gores Group for the purpose of effecting a merger, acquisition, or similar business combination. Gores Holdings IV completed its initial public offering in January 2020, raising approximately $425 million in cash proceeds. Prior business combinations for special purpose acquisition companies sponsored by affiliates of The Gores Group include: Hostess (Gores Holdings, Inc.), Verra Mobility (Gores Holdings II, Inc.), PAE (Gores Holdings III, Inc.) and Luminar (Gores Metropoulos, Inc.). Upon the closing of the Business Combination, Gores Holdings IV will change its name to UWM Corporation.

About The Gores Group, LLC

Founded in 1987 by Alec Gores, The Gores Group is a global investment firm focused on partnering with differentiated businesses that can benefit from the firm’s extensive industry knowledge and decades long experience. Gores Holdings IV and The Gores Group are separate entities with separate management, although there is overlap in size and industry of target acquisition and personnel involved. For more information, please visit www.gores.com.

About United Wholesale Mortgage

Headquartered in Pontiac, Michigan, United Wholesale Mortgage is the #1 wholesale lender in the nation five years in a row. UWM provides Independent Mortgage Advisors, across all 50 states and the District of Columbia, with a unique set of innovative technologically-driven tools and a value proposition that enables them to offer borrowers compelling financing alternatives. UWM’s exceptional teamwork and laser-like focus on delivering innovative mortgage solutions are driving the company’s ongoing growth and its leadership position as the foremost advocate for mortgage brokers.

Additional Information about the Business Combination and Where to Find It

Gores Holdings IV has filed a definitive proxy statement with the SEC in connection with the Business Combination and will mail the definitive proxy statement and other relevant documents to its stockholders as of the Record Date. The definitive proxy statement contains important information about the proposed Business Combination and the other matters to be voted upon at the Special Meeting. Gores Holdings IV stockholders and other interested persons are advised to read the definitive proxy statement, as well as any amendments or supplements thereto, in connection with Gores Holdings IV’s solicitation of proxies for the Special Meeting because they contain and will contain important information about the Business Combination. Gores Holdings IV stockholders can also obtain copies of the definitive proxy statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gores Holdings IV, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (jchou@gores.com).

Participants in Solicitation

Gores Holdings IV, UWM and their respective directors and officers may be deemed participants in the solicitation of proxies of Gores Holdings IV stockholders in connection with the Business Combination. Gores Holdings IV stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Gores Holdings IV in Gores Holdings IV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 27, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores Holdings IV stockholders in connection with the Business Combination and other matters to be voted upon at the Special Meeting is set forth in the definitive proxy statement for the Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination is included in the definitive proxy statement that Gores Holdings IV filed with the SEC.

Forward Looking Statements

This communication may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning Gores Holdings IV’s or UWM’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on Gores Holdings IV’s or UWM’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside UWM’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. With respect to forward looking statements relating to the consummation of the proposed business combination, these risks include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, the failure to obtain approval of the stockholders of the Company or the failure to receive required regulatory approvals; (b) the ability to meet applicable listing standards; (c) UWM’s reliance on its warehouse facilities and the risk of a decrease in the value of the collateral underlying certain of its facilities causing an unanticipated margin call; (d) UWM’s ability to sell loans in the secondary market; (e) UWM’s dependence on the government sponsored entities such as Fannie Mae and Freddie Mac; (f) the risk that an increase in the value of the MBS UWM sells in forward markets to hedge its pipeline may result in an unanticipated margin call; (g) UWM’s inability to continue to grow, or to effectively manage the growth of, its loan origination volume; (h) UWM’s ability to continue to attract and retain its Independent Mortgage Advisor relationships; and (i) other risks and uncertainties indicated from time to time in the definitive proxy statement filed by Gores Holdings IV in connection with Gores Holdings IV’s solicitation of proxies for the Special Meeting, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Gores Holdings IV. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this communication speak only as of the date of this communication. Except as required by law, neither Gores Holdings IV nor UWM undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in Gores Holdings IV’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.